Basis of preparation	6 Months Ended
Jun. 30, 2021
Corporate Information And Statement Of IFRS Compliance [Abstract]
Disclosure of basis of preparation of financial statements [text block]	Basis of preparation
The interim financial information included in this report has been prepared in accordance with IAS 34 'Interim Financial Reporting'.
The results for the interim periods are unaudited and, in the opinion of management, include all adjustments necessary for a fair presentation of the results for each period. All such adjustments are of a normal recurring nature. This report should be read in conjunction with the consolidated financial statements and related notes for the year ended 31 December 2020 included in BP Annual Report and Form 20-F 2020.
The directors consider it appropriate to adopt the going concern basis of accounting in preparing the interim financial statements. The ongoing impact of COVID-19 and the current economic environment has been considered as part of the going concern assessment. Forecast liquidity has been assessed under a number of stressed scenarios to support this assertion. Reverse stress tests indicated that the group will continue to operate as a going concern for at least 12 months from the date of approval of the interim financial statements even if the Brent price fell to zero.
bp prepares its consolidated financial statements included within BP Annual Report and Form 20-F on the basis of International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB), IFRS as adopted by the European Union (EU) and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under international accounting standards. As a result of the UK's withdrawal from the EU, with effect from 1 January 2021, the consolidated financial statements are also prepared in accordance with IFRS as adopted by the UK. IFRS as adopted by the UK does not differ from IFRS as adopted by the EU. IFRS as adopted by the EU and UK differ in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the periods presented.
The financial information presented herein has been prepared in accordance with the accounting policies expected to be used in preparing BP Annual Report and Form 20-F 2021 which are the same as those used in preparing BP Annual Report and Form 20-F 2020 with the exception of the changes described in the 'Updates to significant accounting policies' section below. There are no other new or amended standards or interpretations adopted from 1 January 2021 onwards that have a significant impact on the financial information.
Considerations in respect of COVID-19 and the current economic environment bp's significant accounting judgements and estimates were disclosed in BP Annual Report and Form 20-F 2020. These have been subsequently considered at the end of each quarter to determine if any changes were required to those judgements and estimates as a result of current market conditions. The conditions also result in the valuation of certain assets and liabilities remaining subject to more uncertainty, including those set out below.
Impairment testing assumptions
The group’s price assumption for Brent oil was revised during the second quarter. The assumption up to 2030 was increased to reflect near-term supply constraints whereas the long-term assumption was decreased reaching $55 per barrel by 2040 and $45 per barrel by 2050 (in real 2020 terms) as bp's management expects an acceleration of the pace of transition to a lower carbon economy. The price assumption for Henry Hub gas are unchanged from those disclosed in BP Annual Report and Form 20-F 2020. A summary of the group’s price assumptions, in real 2020 terms, is provided below:

	Second half 2021	2025	2030	2040	2050
Brent oil ($/bbl)	60	60	60	55	45
Henry Hub gas ($/mmBtu)	3.00	3.00	3.00	3.00	2.75
The group has identified upstream oil and gas properties with carrying amounts totalling approximately $33 billion where the headroom, based on the most recent impairment tests performed, was less than or equal to 20% of the carrying value. A change in price or other assumptions within the next financial year may result in a recoverable amount of one or more of these assets above or below the current carrying amount and therefore there is a significant risk of impairment reversals or charges in that period.
Impairment reversals for the second quarter of 2021 primarily relate to the changes to price assumptions. For further information see Note 3.
The discount rates used in value-in-use impairment testing as disclosed in BP Annual Report and Form 20-F 2020, are unchanged.
Provisions
The nominal risk-free discount rate applied to provisions is reviewed on a quarterly basis. The discount rate applied to the group's provisions was revised in the second quarter to 2.0% (31 December 2020 2.5%) to reflect lower recent US Treasury yields. The principal impact of this rate reduction was a $1.3 billion increase in the decommissioning provision with a corresponding increase in the carrying amount of property, plant and equipment of $1.0 billion.
During the second quarter, the group assessed that a decommissioning provision should be recognized for certain assets previously sold to a third party where the decommissioning obligation transferred may revert to bp due to the financial condition of the current owner. No other significant decommissioning provisions of this nature have been identified however bp continues to review and monitor the risk of reversion of decommissioning obligations.
Note 1. Basis of preparation (continued)
Pensions and other post-retirement benefits
The group's defined benefit pension plans are reviewed quarterly to determine any changes to the fair value of the plan assets or present value of the defined benefit obligations. As a result of the review during the second quarter of 2021, the group's total net defined benefit pension plan surplus as at 30 June 2021 is $2.0 billion, compared to a deficit of $1.3 billion at 31 December 2020.
The movement for the six months principally reflects net actuarial gains reported in other comprehensive income arising from increases in the UK, US and Eurozone discount rates partly offset by increases in inflation rates and negative asset performance. Also reflected in the second quarter is a reduction in the liability of the UK funded final salary pension plan which was closed to future accrual on 30 June 2021. A curtailment gain of $0.3 billion has been recognized in the income statement. For active members of the scheme at 30 June 2021, benefits payable are now linked to salary as at that date rather than to salary on retirement. The current environment is likely to continue to affect the values of the plan assets and obligations resulting in potential volatility in the amount of the net defined benefit pension plan surplus/deficit recognized.
Impairment of financial assets measured at amortized cost
The estimate of the loss allowance recognized on financial assets measured at amortized cost using an expected credit loss approach was determined not to be a significant accounting estimate in preparing BP Annual Report and Form 20-F 2020. Expected credit loss allowances are, however, reviewed and updated quarterly. Allowances are recognized on assets where there is evidence that the asset is credit-impaired and on a forward-looking expected credit loss basis for assets that are not credit-impaired. The current economic environment and future credit risk outlook have been considered in updating the estimate of loss allowances with no significant impact in the quarter.
The group continues to believe that the calculation of expected credit loss allowances is not a significant accounting estimate. The group continues to apply its credit policy as disclosed in BP Annual Report and Form 20-F 2020 - Financial statements - Note 29 Financial instruments and financial risk factors - credit risk.
Other accounting judgements and estimates
All other significant accounting judgements and estimates disclosed in BP Annual Report and Form 20-F 2020 remain applicable and no new significant accounting judgements or estimates have been identified specifically arising from the impact of COVID-19.
Updates to significant accounting policies
Change in accounting policy - Interest Rate Benchmark Reform - Phase II
Financial authorities have announced the timing of interest rate benchmark transitions with market discussions continuing around benchmark application. The replacement of key interest rate benchmarks such as the London Inter-bank Offered Rate (LIBOR) with alternative benchmarks in the US, UK, EU and other territories is expected at the end of 2021 for most benchmarks, with remaining USD tenors expected to cease in 2023. bp is primarily exposed to USD LIBORs that will be available until June 2023.
Amendments to IFRS 9 'Financial instruments', IFRS 16 ‘Leases’ and other IFRSs were issued by the IASB in August 2020 to provide practical expedients and reliefs when changes are made to contractual cash flows or hedging relationships because of the transition from Inter-bank Offered Rates to alternative risk-free rates. bp adopted these amendments from 1 January 2021 and they will be applied prospectively.
bp has set up an internal working group on interest rate benchmark reform to monitor market developments and manage the transition to alternative benchmark rates. The impacts on contracts and arrangements that are linked to existing interest rate benchmarks, for example, borrowings, leases and derivative contracts have been assessed and transition plans are being developed. bp is also participating on external committees and task forces dedicated to interest rate benchmark reform.
Change in segmentation
During the first quarter of 2021, the group's reportable segments were changed consistent with a change in the way that resources are allocated and performance is assessed by the chief operating decision maker, who for bp is the group chief executive, from that date. From the first quarter of 2021, the group's reportable segments are gas & low carbon energy, oil production & operations, customers & products, and Rosneft. At 31 December 2020, the group's reportable segments were Upstream, Downstream and Rosneft.
Gas & low carbon energy comprises regions with upstream businesses that predominantly produce natural gas, gas marketing and trading activities and the group's renewables businesses, including biofuels, solar and wind. Gas producing regions were previously in the Upstream segment. The group's renewables businesses were previously part of 'Other businesses and corporate'.
Oil production & operations comprises regions with upstream activities that predominantly produce crude oil. These activities were previously in the Upstream segment.
Customers & products comprises the group’s customer-focused businesses, spanning convenience and mobility, which includes fuels retail and next-gen offers such as electrification, as well as aviation, midstream, and Castrol lubricants. It also includes our oil products businesses, refining & trading. The petrochemicals business will also be reported in restated comparative information as part of the customers and products segment up to its sale in December 2020. The customers & products segment is, therefore, substantially unchanged from the former Downstream segment with the exception of the Petrochemicals disposal.
The Rosneft segment is unchanged and continues to include equity-accounted earnings from the group's investment in Rosneft.
The segment measure of profit or loss continues to be replacement cost profit or loss before interest and tax, which reflects the replacement cost of supplies by excluding from profit or loss before interest and tax inventory holding gains and losses. See Note 4 for further information.
Comparative information for 2020 has been restated in Notes 4, 5 and 6 to reflect the changes in reportable segments.
Note 1. Basis of preparation (continued)
Voluntary change in accounting policy - Net presentation of revenues and purchases relating to physically settled derivative contracts bp routinely enters into transactions for the sale and purchase of commodities that are physically settled and meet the definition of a derivative financial instrument. These contracts are within the scope of IFRS 9 and as such, prior to settlement, changes in the fair value of these derivative contracts are presented as gains and losses within other operating revenues. The group previously presented revenues and purchases for such contracts on a gross basis in the income statement upon physical settlement.
These transactions have historically represented a substantial portion of the revenues and purchases reported in the group’s consolidated financial statements.
The change in strategic direction of the group supported by organisational changes to implement the strategy from 1 January 2021, resulted in the group determining that the revenue and corresponding purchases relating to such transactions should be presented net, as gains or losses within other operating revenues, from that date.
Additionally the group’s trading activity has continued to evolve over time from one of capturing third-party physical trades to provide flow assurance to one with increasing levels of optimisation, taking advantage of price volatility and fluctuations in demand and supply, which will continue under the new strategy, further supporting the change in presentation. The new presentation provides reliable and more relevant information for users of the accounts as the group’s revenue recognition is more closely aligned with its assessment of ‘Scope 3’ emissions from its products, its ‘Net Zero’ ambition and how management monitors and manages performance of such contracts. Comparative information for sales and other operating revenues and purchases for 2020 has been restated as shown in the table below. There is no significant impact on comparative information for profit before income and tax or earnings per share.
In addition, as disclosed in the group's 2020 financial statements, in 2020 revenues from physically settled derivative contracts were reclassified as other operating revenues and were no longer presented together with revenues from contracts with customers. In these financial statements certain other similar contracts have been reclassified as other operating revenues and then been subject to net presentation as described above. Comparative information for natural gas, LNG and NGLs, and non-oil products and other revenue from contracts with customers in Note 5 has been amended to align with current period presentation as shown in the table below.
Note 1. Basis of preparation (continued)

	Second	Second		First	First
	quarter	quarter		half	half
	2020	2020	Impact of net	2020	2020	Impact of net
$ million		Restated	presentation(a)		Restated	presentation(a)
Sales and other operating revenues (Note 5)
gas & low carbon energy	4,183	3,227	(956)	10,235	8,752	(1,483)
oil production & operations	3,304	3,304	—	9,135	9,135	—
customers & products	27,241	17,783	(9,458)	81,205	43,597	(37,608)
other businesses & corporate	442	442	—	879	879	—
	35,170	24,756	(10,414)	101,454	62,363	(39,091)
Less: sales and other revenues between segments
gas & low carbon energy	27	27	—	1,838	1,838	—
oil production & operations	2,870	2,870	—	8,371	8,371	—
customers & products	330	330	—	(452)	(452)	—
other businesses & corporate	267	267	—	371	371	—
	3,494	3,494	—	10,128	10,128	—
External sales and other operating revenues
gas & low carbon energy	4,156	3,200	(956)	8,397	6,914	(1,483)
oil production & operations	435	435	—	765	765	—
customers & products	26,911	17,453	(9,458)	81,657	44,049	(37,608)
other businesses & corporate	174	174	—	507	507	—
Total sales and other operating revenues	31,676	21,262	(10,414)	91,326	52,235	(39,091)
Sales and other operating revenues include the following in relation to revenues from contracts with customers:
Crude oil	1,062	1,062	—	2,497	2,497	—
Oil products	10,452	10,452	—	30,706	30,706	—
Natural gas, LNG and NGLs	2,992	2,072	(920)	6,630	5,250	(1,379)
Non-oil products and other revenues from contracts with customers	2,118	2,092	(26)	4,608	4,569	(39)
Revenues from contracts with customers	16,624	15,678	(946)	44,441	43,022	(1,419)
Other operating revenues	15,052	5,584	(9,468)	46,885	9,213	(37,672)
Total sales and other operating revenues	31,676	21,262	(10,414)	91,326	52,235	(39,091)
(a)     Total purchases for the second quarter and first half 2020 have been re-stated by the equal and opposite amount as total sales and other operating revenues.